Exhibit 21.1

Name of Subsidiary	State of Incorporation or Formation
22 Walnut Crescent, LLC	Delaware
4 George, LLC	Delaware
Access Direct-A Preferred Provider Network, Inc.	Texas
AHP Health Partners, Inc.	Delaware
AHS Acquisitions, LLC	Delaware
AHS Albuquerque Holdings, LLC	New Mexico
AHS BSA, LLC	Delaware
AHS Claremore Regional Hospital, LLC	Delaware
AHS Cushing Hospital, LLC	Delaware
AHS East Texas Health System, LLC	Texas
AHS Henryetta Hospital, LLC	Delaware
AHS Hillcrest Healthcare System, LLC	Delaware
AHS Hillcrest Medical Center, LLC	Delaware
AHS Innovation Enterprises, LLC	Delaware
AHS Kansas Health System, Inc.	Delaware
AHS Management Company, Inc.	Tennessee
AHS Management Services of Oklahoma, LLC	Delaware
AHS Newco 17, LLC	Delaware
AHS Newco 18, LLC	Delaware
AHS Nurse Staffing Solutions, LLC	New Mexico
AHS Oklahoma Heart, LLC	Delaware
AHS Oklahoma Physician Group, LLC	Delaware
AHS Oklahoma, LLC	Delaware
AHS Physician Partners, LLC	Delaware
AHS Pryor Hospital, LLC	Delaware
AHS PSO, LLC	Delaware
AHS Southcrest Hospital, LLC	Delaware
AHS Strategic Ventures, LLC	Delaware
AHS Texas, LLC	Delaware
AHS Tulsa Holdings, LLC	Delaware
Amarillo Surgery And Endoscopy, LP	Texas
Ardent Legacy Holdings, LLC	Delaware
Athens Hospital, LLC	Delaware
Bailey Medical Center, LLC	Delaware
Bay County Sacred Heart Leasing Co, LLC	Florida
BSA Amarillo Diagnostic Clinic, Inc.	Texas
BSA Amarillo Surgery and Endoscopy GP, LLC	Texas
BSA Harrington Physicians, Inc.	Texas
BSA Health System Holdings, LLC	Texas
BSA Health System Management, LLC	Texas
BSA Health System of Amarillo, LLC	Texas

Name of Subsidiary	State of Incorporation or Formation
BSA Hospital, LLC	Texas
BSA Physicians Group, Inc.	Texas
Carthage Hospital, LLC	Delaware
Centralized Credentialing Services, Inc.	Texas
Cyber Management, LLC	Texas
Cyberknife, Ltd.	Texas
East Texas Air One, LLC	Delaware
East Texas Health System, LLC	Texas
East Texas Holdings, LLC	Delaware
East Texas UC Acquisition, LLC	Delaware
East Texas Urgent Care, LLC	Delaware
East Texas Urgent Care Holdings, LLC	Delaware
ETMC EMS	Texas
ETMC Physician Group, Inc.	Texas
FMC Services, LLC	Texas
Health First TPA, Inc.	Texas
Henderson Hospital, LLC	Delaware
HH/Killeen Health System, LLC	Delaware
Jacksonville Hospital, LLC	Delaware
LHP Bay County, LLC	Delaware
LHP HH/Killeen, LLC	Delaware
LHP Hospital Group, Inc.	Delaware
LHP IT Services, LLC	Delaware
LHP Management Services, LLC	Delaware
LHP Montclair LLC	Delaware
LHP Operations Co., LLC	Delaware
LHP Pascack Valley, LLC	Delaware
LHP Pocatello, LLC	Delaware
LHP Sherman/Grayson, LLC	Texas
LHP Southwest Connecticut, LLC	Delaware
LHP Texas MD Services, Inc.	Texas
LHP Texas Physicians, LLC	Texas
LHS Services, Inc.	New Mexico
Lovelace Health System, LLC	New Mexico
Lovelace IP, LLC	New Mexico
Lovelace UNM Rehabilitation Hospital, LLC	New Mexico
MM Solutions, Inc.	Texas
Montclair Health Services, LLC	New Jersey
Montclair Health System, LLC	New Jersey
Montclair Hospital, LLC	Delaware
MPV New Jersey MD Services, P.C.	New Jersey
New Mexico Heart Institute, LLC	New Mexico
Open Air Imaging Center, LLP	Texas
Pascack Valley Health Services, LLC	New Jersey
Pascack Valley Health System, LLC	New Jersey
Pascack Valley Hospital, LLC	New Jersey
Patient Quality Alliance, LLC	Delaware
Patient Quality Alliance VCO, LLC	Idaho
PHS Ambulatory Services, LLC	Delaware
PHS MD #1, LLC	Delaware

Name of Subsidiary	State of Incorporation or Formation
PHS MD #2, LLC	Delaware
PHS/MVH JV, LLC	Delaware
Physicians Surgical Hospitals, LLC	Texas
Physicians Surgical Real Estate, LLC	Texas
Pittsburg Hospital, LLC	Delaware
Pocatello Health Services, LLC	Delaware
Pocatello Health System, LLC	Delaware
Pocatello Hospital, LLC	Delaware
Portneuf ASC, LLC	Delaware
Quitman Hospital, LLC	Delaware
Rehabilitation Hospital, LLC	Delaware
RFA, Inc.	Texas
Sherman/Grayson Health System, LLC	Texas
Southwest Medical Associates, LLC	New Mexico
Specialty Hospital, LLC	Delaware
Tallgrass Surgical Center, LLC	Kansas
Topeka Health System, LLC	Delaware
Topeka Holdings, LLC	Delaware
Topeka Hospital, LLC	Delaware
Topeka Physician Group, LLC	Delaware
Tulsa Spine And Specialty Hospital, LLC	Oklahoma
Tyler Regional Hospital, LLC	Delaware
UT East Texas Urgent Care Centers, PLLC	Texas